Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:

Kayleigh Campbell

Head of Investor Relations

kayleigh.campbell@spartannash.com

MEDIA CONTACT:

Adrienne Chance

SVP and Chief Communications Officer

press@spartannash.com

SpartanNash to Release Second Quarter 2025 Earnings on Aug. 14

GRAND RAPIDS, Mich. – July 31, 2025 – Food solutions company SpartanNash® (the “Company”) (Nasdaq: SPTN) will announce its financial results before the stock market opens on Thursday, Aug. 14, 2025, for the 12-week second quarter ended July 12, 2025.

In light of the pending acquisition of the Company by C&S Wholesale Grocers, LLC (the “Transaction”), as announced on June 23, 2025, the Company will not host a quarterly earnings conference call.

Timing of the Transaction

The Transaction is expected to close in late 2025, subject to certain customary closing conditions, including, among other things, Company shareholder approval and applicable regulatory approvals.

About SpartanNash

SpartanNash (Nasdaq: SPTN) is a food solutions company that delivers the ingredients for a better life. Committed to fostering a People First culture, the SpartanNash family of Associates is 20,000 strong. SpartanNash operates two complementary business segments – food wholesale and grocery retail. Its global supply chain network serves wholesale customers that include independent and chain grocers, national retail brands, e-commerce platforms, and U.S. military commissaries and exchanges. SpartanNash distributes products for every aisle in the grocery store, from fresh produce to household goods to its OwnBrands, which include the Our Family® portfolio of products. On the retail side, SpartanNash operates nearly 200 brick-and-mortar grocery stores, primarily under the banners of Family Fare®, Martin’s Super Markets and D&W® Fresh Market, in addition to dozens of pharmacies and fuel centers with convenience stores. Leveraging insights and solutions across its segments, SpartanNash offers a full suite of support services for independent grocers. For more information, visit spartannash.com.

# # #

Exhibit 99.1

Forward-Looking Statements

The matters discussed in this press release and in any related oral statements include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding the proposed acquisition (the “Transaction”) of SpartanNash by C&S, shareholder and regulatory approvals and the expected timetable for completing the Transaction. These forward-looking statements may be identifiable by words or phrases indicating that SpartanNash and/or C&S “expects,” “projects,” “anticipates,” “plans,” “believes,” “intends,” or “estimates,” or that a particular occurrence or event “may,” “could,” “should,” “will” or “will likely” result, occur or be pursued or “continue” in the future, that the “outlook,” “trend,” “guidance” or “target” is toward a particular result or occurrence, that a development is an “opportunity,” “priority,” “strategy,” “focus,” that the combined company is “positioned” for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date made. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies may affect actual results and could cause actual results to differ materially. These risks and uncertainties include the failure to obtain the required vote of SpartanNash’s shareholders in connection with the Transaction; the timing to consummate the Transaction and the risk that the Transaction may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Transaction; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts SpartanNash’s current plans and operations including the continued payment of quarterly dividends; the risk that certain restrictions during the pendency of the Transaction may impact SpartanNash’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on Transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Transaction could have adverse effects on the market price of SpartanNash’s common stock, credit ratings or operating results; and the risk that the Transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. SpartanNash and C&S can give no assurance that the conditions to the Transaction will be satisfied, or that it will close within the anticipated time period.

Exhibit 99.1

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Transaction, SpartanNash filed with the SEC a definitive proxy statement relating to the Transaction on July 31, 2025 and first mailed the definitive proxy statement and a proxy card to shareholders of record of SpartanNash on or about the same day. This communication is not intended to be, and is not, a substitute for the definitive proxy statement or any other document that SpartanNash has filed or expects to file with the SEC in connection with the Transaction. SPARTANNASH URGES INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THESE OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPARTANNASH AND THE TRANSACTION. Any vote in respect of resolutions to be proposed at the SpartanNash shareholder meeting to approve the Transaction or other responses in relation to the Transaction should be made only on the basis of the information contained in the definitive proxy statement. Investors will be able to obtain free copies of the definitive proxy statement (when available) and other documents that will be filed by SpartanNash with the SEC at www.sec.gov, the SEC’s website, or from SpartanNash’s website at https://www.spartannash.com. In addition, the definitive proxy statement and other documents filed by SpartanNash with the SEC (when available) may be obtained from SpartanNash free of charge by directing a request to Investor Relations at https://corporate.spartannash.com/investor-relations.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

SpartanNash, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from SpartanNash shareholders in connection with the Transaction. Information about the SpartanNash’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Board of Directors,” “Ownership of SpartanNash Stock,” “SpartanNash’s Executive Officers,” “Executive Compensation” and “Compensation of Directors” sections of the definitive proxy statement for the SpartanNash annual meeting of shareholders, filed with the SEC on April 1, 2025. Additional information regarding ownership of SpartanNash’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of SpartanNash’s website located at https://corporate.spartannash.com/investor-relations. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement that SpartanNash expects to file in connection with the Transaction and other relevant materials SpartanNash may file with the SEC.